UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2026

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on August 5, 2026, Robert Rico notified Galaxy Digital Inc. (the “Company”) of his intention to resign as the Company’s Chief Accounting Officer and principal accounting officer (“PAO”), effective September 30, 2026 (the “Effective Date”), to pursue an opportunity outside of the Company. On September 22, 2026, the board of directors of the Company appointed Dritan Muneka, the Company’s Head of Accounting Policy, to serve as the Company’s PAO with the title Corporate Controller, effective as of the Effective Date, upon Mr. Rico’s departure.
Mr. Muneka, 40, has served as the Company’s Head of Accounting Policy since May 2022. Prior to that, he served in various positions, ending with Managing Director, at KPMG LLP, a global accounting and financial services firm, from November 2010 to April 2022. Mr. Muneka holds a bachelor’s degree in economics and a master’s degree in international relations, both from Monash University, and is a certified public accountant.
There is no arrangement or understanding between Mr. Muneka and any other persons pursuant to which he was appointed as PAO. There are no family relationships among any of the Company’s directors or executive officers and Mr. Muneka, and Mr. Muneka does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Muneka will enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed with the SEC on January 28, 2022 (File No. 333-262378) and is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: September 23, 2026	By:	/s/ Anthony Paquette
Anthony Paquette
Chief Financial Officer